SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2004

                              CAMBRIDGE HEART, INC.
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               (Exact name of registrant as specified in charter)

               Delaware                  000-20991             13-3679946
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        (State or other juris-          (Commission           (IRS Employer
       diction of incorporation        File Number)        Identification No.)


                     1 Oak Park Drive

                  Bedford, Massachusetts                     01730
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         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code: 781-271-1200

                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 12.  Results of Operations and Financial Condition

         On May 6, 2004, Cambridge Heart, Inc. announced its financial results for the quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 11, 2004                 CAMBRIDGE HEART, INC.

                                     By:  /s/ David A. Chazanovitz
                                          --------------------------------------
                                          David A. Chazanovitz,

                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                                     Description
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99.1                                            Press release dated May 6, 2004